Basis of presentation and going concern (Details Narrative) $ in Millions	12 Months Ended
Dec. 31, 2023 USD ($)
Basis of presentation and going concern
Working capital deficit	$ 38.2
Cash and cash equivalents	2.1
Net loss	38.2
Impairment to property, plant, and equipment	6.0
Increase in cost of sales	3.0
Interest and financing expense	8.2
Loss on metals contract liability	$ 3.4